Exhibit 99.1

Final Version

NOTICE TO HOLDERS OF
DAYFORCE, INC.
0.25% CONVERTIBLE SENIOR NOTES DUE 2026
OF SUPPLEMENTAL INDENTURE, REPURCHASE RIGHT,
FUNDAMENTAL CHANGE, MAKE-WHOLE FUNDAMENTAL CHANGE,
COMMON STOCK CHANGE EVENT,
FUNDAMENTAL CHANGE COMPANY NOTICE,
AND CONVERSION RIGHTS

CUSIP Number: 15677JAD0

This repurchase right expires at 5:00 p.m., New York City time on March 18, 2026.

To the holders (the “Holders”) of the 0.25% Convertible Senior Notes due 2026 (the “Notes”) of Dayforce, Inc. (the “Company”):

As will be stated within, this Notice constitutes a Fundamental Change Company Notice and is delivered pursuant to and in accordance with Section 4.02(E) of the Indenture (see “Repurchase of the Notes”).

HOWEVER, THE NOTES WILL MATURE ON SUNDAY, MARCH 15, 2026, AND WILL BE PAID IN FULL ON THE IMMEDIATELY FOLLOWING BUSINESS DAY, MARCH 16, 2026, WHICH IS PRIOR TO THE FUNDAMENTAL CHANGE REPURCHASE DATE. FOLLOWING SUCH PAYMENT THE NOTES WILL BE CANCELLED AND WILL CEASE TO BE OUTSTANDING, AND HOLDERS WILL HAVE NO RIGHT TO, AND WILL NOT RECEIVE, THE FUNDAMENTAL CHANGE REPURCHASE PRICE.  THIS NOTICE IS BEING SENT OUT STRICTLY TO COMPLY WITH THE NOTICE REQUIREMENTS OF SECTION 4.02 OF THE INDENTURE.

The Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), a national banking association organized under the laws of the United States, as trustee (the “Trustee”), paying agent (the “Paying Agent”) and conversion agent (the “Conversion Agent”), are parties to that certain Indenture, dated as of March 5, 2021 (as supplemented or otherwise modified, the “Indenture”), concerning the Notes. This notice (this “Notice”) is being delivered to the Holders, the Trustee and the Conversion Agent for the Notes pursuant to Sections 4.02(E), 5.01(C)(i)(3)(b), 5.09(B) and 8.03 of the Indenture. Capitalized terms used but not otherwise defined in this Notice have the meanings given to them in the Indenture.

The Company entered into an Agreement and Plan of Merger, dated as of August 20, 2025 (the “Merger Agreement”), by and among the Company, Dawn Bidco, LLC, a Delaware limited liability company (“Parent”) and Dawn Acquisition Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub merged with and into the Company and the separate corporate existence of Merger Sub ceased, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Transaction”). As a result of the Transaction, Parent has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of Common Stock of the Company, par value $0.01 per share (“Common Stock”), representing more than 50% of the voting power of the Common Stock. The Transaction was consummated on February 4, 2026 (the “Transaction Date”) and constitutes a Fundamental Change, a Make-Whole Fundamental Change and a Common Stock Change Event under the Indenture.  The Transaction Date is the Effective Date of such Fundamental Change.

Supplemental Indenture

In connection with the Transaction, the Trustee and the Company have entered into a supplemental indenture to the Indenture (the “Supplemental Indenture”) pursuant to Sections 5.09(A) and 8.01(F) of the Indenture which provide that from and after the execution of the Supplemental Indenture, the right to convert each $1,000 principal amount of Notes into Common Stock shall be changed to a right to convert such principal amount of Notes into cash in an amount equal to the Conversion Rate in effect immediately prior to the Merger multiplied by $70.00, the consideration paid per share of Common Stock in the Transaction. A copy of the Supplemental Indenture is attached hereto as Exhibit A. At the current Conversion Rate of 7.5641 shares of Common Stock per $1,000 principal amount of Notes, upon conversion, each Holder will be entitled to receive $529.487 per $1,000 principal amount of the Notes. From and after the Transaction Date, the Holders do not have the right to convert Notes into shares of Common Stock or other securities of the Company.

Repurchase of the Notes

This Notice also constitutes a Fundamental Change Company Notice and is delivered pursuant to and in accordance with Section 4.02(E) of the Indenture.

The Transaction constitutes a Fundamental Change, giving the Holders the right to require the Company to repurchase their Notes, subject to the terms and conditions of the Indenture, on March 19, 2026 (the “Fundamental Change Repurchase Date”). The Holders’ option to require the Company to repurchase their Notes expires at 5:00 p.m., New York City time on March 18, 2026 (the “Expiration Time”). Pursuant to the Indenture, the repurchase price for the Notes shall be an amount in cash equal to the principal amount of such Note, plus accrued and unpaid interest thereon to, but excluding, the Fundamental Change Repurchase Date, to be so repurchased (the “Fundamental Change Repurchase Price”).

HOWEVER, THE NOTES WILL MATURE ON SUNDAY, MARCH 15, 2026, AND WILL BE PAID IN FULL ON THE IMMEDIATELY FOLLOWING BUSINESS DAY, MARCH 16, 2026, WHICH IS PRIOR TO THE FUNDAMENTAL CHANGE REPURCHASE DATE. FOLLOWING SUCH PAYMENT THE NOTES WILL BE CANCELLED AND WILL CEASE TO BE OUTSTANDING, AND HOLDERS WILL HAVE NO RIGHT TO, AND WILL NOT RECEIVE, THE FUNDAMENTAL CHANGE REPURCHASE PRICE.  THIS NOTICE IS BEING SENT OUT STRICTLY TO COMPLY WITH THE NOTICE REQUIREMENTS OF SECTION 4.02 OF THE INDENTURE.

To exercise the Fundamental Change repurchase right with respect to any Note, the beneficial owner must cause a book-entry transfer of its beneficial interests in such Note to be delivered through the facilities of the Depositary in accordance with its applicable procedures. A beneficial owner of Global Notes that are held of record by a broker, dealer, commercial bank, trust company or other nominee must instruct such broker, dealer, commercial bank, trust company or other nominee to effect the transaction on behalf of such beneficial owner, and to transmit an agent’s message in connection with tenders made through the DTC Automated Tender Offer Program.

Subject to receipt of funds and/or Notes by the Paying Agent appointed by the Company, payment for Notes surrendered for repurchase (and not validly withdrawn prior to the Expiration Time) will be made on the later of (i) the Fundamental Change Repurchase Date (provided the Holder has satisfied the conditions in Section 4.02(F)(i) of the Indenture) and (ii) the time of book-entry transfer or the delivery of such Note to the Paying Agent appointed by the Company by the Holder thereof in the manner required by Section 4.02(F)(i).

The Notes must be surrendered (or transferred by book-entry transfer) and the Fundamental Change Repurchase Notice must be delivered to the Paying Agent at the address specified below to collect payment of the Fundamental Change Repurchase Price:

Computershare Trust Company, N.A.
1505 Energy Park Drive
St. Paul, MN 55108
Attention: Corporate Trust Services-Dayforce, Inc. Administrator

A Holder may withdraw its Fundamental Change Repurchase Notice by delivering a written notice of withdrawal to the Paying Agent at any time prior to the Expiration Time in accordance with Section 4.02(F)(iii) of the Indenture. Notes with respect to which a Fundamental Change Repurchase Notice is given by a Holder may be converted pursuant to Article 5 of the Indenture only if such Fundamental Change Repurchase Notice has been withdrawn in accordance with the preceding sentence or if there shall be a Default in the payment of the Fundamental Change Repurchase Price or interest payable as provided in Section 7.01(A)(i) of the Indenture.

Holders that do not elect to require the Company to repurchase their Notes will maintain the right to convert their Notes in accordance with and subject to the terms of the Indenture.

Fundamental Change, Make-Whole Fundamental Change, Common Stock Change Event and Conversion Rights

This Notice is also delivered pursuant to and in accordance with Sections 5.01(C)(i)(3)(b) of the Indenture in connection with the occurrence of the effective date of a Fundamental Change, Make-Whole Fundamental Change and Common Stock Change Event.

Pursuant to Section 5.01(C)(i)(3)(b) of the Indenture, Notes may be surrendered for conversion pursuant to the terms of the Indenture at any time during the period that begins on the Transaction Date and ends on the related Fundamental Change Repurchase Date. Holders who elect to convert their Notes during such period will receive $529.487 per $1,000 principal amount of Notes validly surrendered for conversion.

In addition, the Transaction also constitutes a Make-Whole Fundamental Change resulting in the issuance of Additional Shares upon conversion in connection with such Make-Whole Fundamental Change if certain conditions are met with respect to the Company’s stock price. However, because the price of Common Stock was less than $89.63 per share on the Effective Date of the Make-Whole Fundamental Change, no Additional Shares shall be added to the Conversion Rate of 7.5641 shares of Common Stock pursuant to Section 5.07 of the Indenture.

Before any Holder of a Note shall be entitled to convert a Note, such Holder shall comply with the procedures of the Depositary in effect at that time and, if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 5.02(D) of the Indenture. A Note shall be deemed to have been converted immediately prior to 5:00 p.m., New York City time on the date that the Holder has complied with the requirements above.

The right of the Holders to convert their Notes is separate from the right to require the Company to repurchase such Holder’s Notes as a result of the Fundamental Change. You should review this Notice carefully and consult with your own financial and tax advisors. You must make your own decision as to whether or not to tender your Notes for repurchase or to exercise your conversion rights (if at all) and, if so, the principal amount of Notes to tender for repurchase or conversion. None of the Company, its Board of Directors, employees, advisors or representatives, the Paying Agent, the Trustee or the Conversion Agent or any other parties are making any representation or recommendation to any Holder as to whether or not to tender for repurchase or convert that Holder’s Notes.

Holders of the Notes should refer to the Indenture for a complete description of conversion and repurchase provisions and direct any questions concerning this notice to the Company.

*The CUSIP number is included solely for the convenience of the Holders. Neither the Company nor the Trustee shall be responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness with respect to the Notes or as indicated in this Notice.

Dated: February 4, 2026	DAYFORCE, INC.

Exhibit A

SUPPLEMENTAL INDENTURE

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”) dated as of February 4, 2026 between DAYFORCE, INC. (formerly known as CERIDIAN HCM HOLDING INC.) (the “Company”) and COMPUTERSHARE TRUST COMPANY, N.A. (as successor to WELLS FARGO BANK, NATIONAL ASSOCIATION), (the “Trustee”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Indenture (as defined below).

W I T N E S S E T H :

WHEREAS, the Company and the Trustee have heretofore executed and delivered an indenture, dated as of March 5, 2021 (the “Indenture”), relating to the Company’s 0.25% Convertible Senior Notes due 2026 (the “Notes”);

WHEREAS, the Company is a party to that certain Agreement and Plan of Merger, dated as of August 20, 2025 (the “Merger Agreement”), by and among the Company, Dawn Bidco LLC, a Delaware limited liability company (“Parent”), and Dawn Acquisition Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and wholly-owned subsidiary of the Parent (the “Merger”);

WHEREAS, subject to the terms and conditions contained in the Merger Agreement, each issued and outstanding share of common stock, par value $0.01 per share, of the Company (each a “Share” and, collectively, the “Shares”) will be converted into the right to receive $70.00 in cash, without interest (the “Merger Consideration”).

WHEREAS, the Merger will constitute a Common Stock Change Event under the Indenture;

WHEREAS, in connection with the foregoing, Sections 5.09(A) and 8.01(F) of the Indenture provide that the Company shall execute a supplemental indenture providing that each Note shall, without the consent of any Holders, become convertible into Reference Property (as defined below);

WHEREAS, pursuant to Section 8.01 of the Indenture, the parties hereto are authorized to execute and deliver this First Supplemental Indenture;

WHEREAS, the Company desires that the Trustee join with it in execution and delivery of this First Supplemental Indenture, and in accordance with Sections 8.06, 11.02 and 11.03 of the Indenture, has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel responsive to and in compliance with the matters stated therein; and

WHEREAS, each party hereto has duly authorized the execution and delivery of this First Supplemental Indenture and has done all things necessary to make this First Supplemental Indenture a valid agreement in accordance with its terms.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

ARTICLE I
Defined Terms

Section 1.01. Defined Terms.  As used in this First Supplemental Indenture, terms defined in the Indenture or in the preamble or recital thereto are used herein as therein defined.  The words “herein,” “hereof” and “hereby” and other words of similar import used in this First Supplemental Indenture refer to this First Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II
Effect of Merger

Section 2.01. Conversion of Notes.  In accordance with Section 5.09 of the Indenture, from and after the effective time of the Merger, the right to convert each $1,000 principal amount of the Notes into common stock of the Company shall be changed to a right to convert such principal amount of Notes into cash (the “Reference Property”) in an amount  equal to the Conversion Rate in effect immediately prior to the Merger, multiplied by the Merger Consideration. The provisions of the Indenture, as modified herein, shall continue to apply, mutatis mutandis, to the Holders’ right to convert the Notes into the Reference Property. For the avoidance of doubt, from and after the effective time of the Merger, the Holders will not have the right to convert the Notes into shares of common stock or other securities of the Company. In accordance with Section 5.09(2) of the Indenture, the Company will be deemed to elect Physical Settlement in respect of all Note conversions whose Conversion Date occurs on or after the effective time of the Merger.

ARTICLE III
Miscellaneous

Section 3.01. Effectiveness.  This First Supplemental Indenture shall become effective upon its execution and delivery by the Company and the Trustee and as of the date hereof.  The Trustee accepts the Indenture, as supplemented hereby, and agrees to perform the same upon the terms and conditions set forth herein, as supplemented hereby.

Section 3.02. Governing Law.  This First Supplemental Indenture, and any claim, controversy or dispute arising under or related to the Indenture or the Notes, shall be governed by, and construed in accordance with, the laws of the State of New York, (without regard to the conflicts of laws provisions thereof).

Section 3.03. Waiver of Jury Trial.  EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 3.04. Jurisdiction.  The Company hereby irrevocably consents to the jurisdiction of the courts of the State of New York and the courts of the United States of America located in the City of New York and the County of New York, over any suit, action or proceeding with respect to the Indenture or the Notes or the transactions contemplated hereby.  The Company waives any objection that it may have to the venue of any suit, action or proceeding with respect to the Indenture or the Notes or the transactions contemplated hereby in the courts of the State of New York or the courts of the United States of America, in each case, located in the City of New York and County of New York, or that such suit, action or proceeding brought in the courts of the State of New York or the United States of America, in each case, located in the City of New York and County of New York was brought in an inconvenient court and agrees not to plead or claim the same.

Section 3.05. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as supplemented hereby, the Indenture, as amended and supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 3.06. Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture, express or implied, is intended or shall be construed to give any person, other than the parties hereto, any agent, any registrar, any successors to the foregoing hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim in respect of this First Supplemental Indenture or the Indenture or any provision herein or therein contained.

Section 3.07. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

Section 3.08. Effect on Successors and Assigns.  All agreements of the Company and the Trustee in this First Supplemental Indenture and the Notes shall bind their respective successors.

Section 3.09. Headings. The titles and headings of the articles and sections of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.10. Trustee’s Disclaimer.  The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.  The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Notes.

Section 3.11. Execution.  This First Supplemental Indenture shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of: (i) an original manual signature;  (ii) a faxed, scanned, or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code  (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.  For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed as of the date first written above.

DAYFORCE, INC., as the Company

By:	/s/ Nicholas D. Cucci
Name: Nicholas D. Cucci
Title: Senior Vice President, Treasurer

(Signature Page to First Supplemental Indenture)

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:	/s/ Scott Little
Name: Scott Little
Title: Vice President

(Signature Page to First Supplemental Indenture)